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SCHEDULE 14A (RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/x/	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule14a-12
MEDIA ARTS GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement no.:
	(3)	Filing Party:
	(4)	Date Filed:

MEDIA ARTS GROUP, INC.
900 Lightpost Way
Morgan Hill, CA 95037

SUPPLEMENT TO PROXY STATEMENT

GENERAL

Annual Meeting of Stockholders

    This Supplement provides updated information with respect to the Annual Meeting of Stockholders (the "Annual Meeting") of Media Arts Group, Inc. (the "Media Arts"), a Delaware corporation, to be held at 9:00 a.m. on Friday January 24, 2002, or at any adjournment or postponement thereof, at 900 Lightpost Way, Morgan Hill, CA 95037, for the purposes set forth in the Notice of Annual Meeting of Stockholders dated December 21, 2001.

    The Proxy Statement dated December 21, 2001 (the "Proxy Statement") and a proxy card were mailed on or about December 26, 2001 to all stockholders entitled to vote at the Annual Meeting. This Supplement and the enclosed proxy card are being mailed on or about Wednesday January 16, 2002 to all stockholders entitled to vote at the Annual Meeting.

    Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or at the Annual Meeting.

Purpose of Supplement

    The purpose of this Supplement is to provide you with certain information regarding the beneficial ownership of Media Arts' stock by its current directors and executive officers as a group. This information was inadvertently omitted from page 23 of the Proxy Statement under the heading "Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies

    If you execute a proxy, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting on January 24, 2002 by taking one of the following two actions: (a) by signing a proxy with a later date and delivering it to Media Arts' principal executive offices prior to the closing of the polls on January 24, 2002; or (b) by voting again at the Annual Meeting.

    The information in the Proxy Statement on page 23 under the caption "Security Ownership of Certain Beneficial Owners and Management" is amended and supplemented in its entirety by the information set forth below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

    The table below shows the number of shares of Common Stock beneficially owned as of December 14, 2001 by:

  •
  each nominee for director and each director;

  •
  the executive officers named in the Summary Compensation Table;

  •
  all current directors and executive officers as a group; and

  •
  all persons known to us to be the beneficial owners of 5% or more of our Common Stock, if any.

    Except as otherwise indicated below, the persons listed below have advised Media Arts that they have sole voting and investment power with respect to the securities shown as owned by them. On December 14, 2001, there were 13,219,767 shares of our Common Stock outstanding.

Name of Beneficial Owners and Addresses(1)	Number of Shares Owned(2)		Right to Acquire(3)		Total Amount and Nature of Beneficial Ownership(4)	Percentage of Outstanding Shares
Thomas Kinkade	3,767,276	(5)	1,100,000		4,867,276	35.2%
Kenneth E. Raasch	2,771,691	(6)	170,681	(7)	2,942,372	22.0%
Richard F. Barnett	144,775	(8)	—		144,775	1.1%
Anthony D. Thomopoulos	1,000		10,000		11,000	*
John R. Lackner	2,000		104,415		106,415	*
Michael J. Catelani	2,000		29,582		31,582	*
Herbert D. Montgomery	2,000		10,000		12,000	*
Eric Halvorson	5,000		5,000		10,000	*
Moe Grzelakowski	—		5,000		5,000	*
C. Joseph LaBonte	—		5,000		5,000	*
Donald Potter	—		5,000		5,000	*
All current directors and executive officers as a group (11 persons)	3,775,276		1,183,250		4,958,526	37.51%

*
Less than one (1) percent.

(1)
All addresses are 900 Lightpost Way, Morgan Hill, California 95037.

(2)
Excludes shares that may be acquired through stock option exercises.

(3)
Shares that can be acquired through the exercise of stock options or any other rights within sixty (60) days from the Record Date, which was December 14, 2001.

(4)
Beneficial ownership is determined according to the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to (a) securities actually owned and/or (b) shares of Common Stock acquired through the exercise of stock options or any other right within sixty (60) days from the Record Date, which is December 14, 2001.

(5)
The shares owned by Mr. Kinkade are jointly held in the names of Mr. Thomas Kinkade and Mrs. Nanette Kinkade.

(6)
The shares owned by Mr. Raasch are held by Mr. Kenneth E. Raasch and Mrs. Linda L. Raasch, as Trustees of the Raasch Family Trust, May 18, 1993.

(7)
Includes 165,517 shares of Common Stock which may be acquired upon the conversion of a $1,200,000 promissory note issued to Linda L. Raasch, the wife of Mr. Raasch, on June 30, 1995. Also includes 5,164 shares of Common Stock subject to options held by Mr. Raasch.

(8)
The shares owned by Mr. Barnett are held by Mr. Richard F. Barnett and Mrs. Loretta K. Barnett, as Trustees of the Barnett Family Trust.

PROCEDURAL MATTERS

    If you have not returned the proxy card solicited by the Proxy Statement or if you would like to revoke a proxy that you have already submitted, and whether or not you expect to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card as promptly as possible.

    Returning the enclosed proxy card will revoke any proxy previously submitted and ensure your representation in connection with all items of business to be covered at the Annual Meeting. Any proxy cards received by Media Arts in response to the original solicitation made pursuant to the Proxy Statement that are not revoked by a subsequently delivered and duly executed proxy will remain valid for the items of business stated therein.

Your Vote is Important!

OTHER BUSINESS

    The Board of Directors does not intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Proxy Statement and this Supplement. However, as to any other business which may properly come before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

MEDIA ARTS GROUP, INC.
900 LIGHTPOST WAY
MORGAN HILL, CA 95037

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Herbert D. Montgomery and Chris Fennell (the "Proxies"), and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of Media Arts Group, Inc. (the "Company") held of record by the undersigned on December 14, 2001, at the Annual Meeting of Stockholders to be held on January 24, 2002 or any adjournment or postponement thereof.

- FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.	/x/	Please mark your votes as indicated in this example
		FOR	WITHHELD
Item 1	ELECTION OF DIRECTORS—To elect the following directors as directors of the Company to hold office until the day on which the 2002 Annual Meeting of Stockholders is held or until their successors are elected and qualified.
	01 Moe Grzelakowski	/ /	/ /
	02 Thomas Kinkade	/ /	/ /
	03 Herbert D. Montgomery	/ /	/ /
	04 Anthony D. Thomopoulos	/ /	/ /
	05 Eric Halvorson	/ /	/ /
	06 C. Joseph LaBonte	/ /	/ /
	07 Donald Potter	/ /	/ /
		FOR	AGAINST	ABSTAIN
Item 2	To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company for the fiscal year ending March 31, 2002.	/ /	/ /	/ /
Item 3	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /
This Proxy when properly executed will be voted in the manner herein by the undersigned stockholder. If no direction is made, the Proxy will be voted for Proposals 1 and 2.

Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Signature____________________________________________________	Dated:___________________, 2002
Signature if held jointly___________________________________________

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

- FOLD AND DETACH HERE -

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SCHEDULE 14A (RULE 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROCEDURAL MATTERS
OTHER BUSINESS